                                                                   EXHIBIT 10.11

                                                                  Execution Copy

                             AMENDED AND RESTATED
                            STOCKHOLDERS AGREEMENT

     This Amended and Restated Stockholders Agreement (this "Agreement") dated as of April 20, 1999 by and among (i) VIA Net Works, Inc., a Delaware corporation formerly known as "V-I-A Internet, Inc." (the "Company"), (ii) the
                                                           -------
holders of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock identified on the signature pages hereto (the "Investors"), and (iii) the members of the Company's management that have
 ---------
previously agreed or subsequently agree to be bound by the provisions hereof (the "Management Holders"). The Investors and the Management Holders are
      ------------------
referred to collectively as the "Stockholders".
                                 ------------

     Certain of the Investors and the Company are parties to a Series A Preferred Stock Purchase Agreement dated August 27, 1997, a Series B Preferred Stock Purchase Agreement dated May 20, 1998 and an Amended and Restated Stockholders Agreement dated as of May 20, 1998 (the "Prior Stockholder
                                                      -----------------
Agreement"). The Prior Stockholder Agreement is hereby superseded in its
---------
entirety by this Agreement.

     Certain of the Investors and the Company are parties to a Series C Preferred Stock Subscription Agreement dated as of the date hereof (the "Series
                                                                         ------
C Subscription Agreement").  Such Investors' obligations under the Series C
------------------------
Subscription Agreement are conditioned upon the execution and delivery of this Agreement by the Stockholders and the Company.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

          As used in this Agreement, the following terms shall have the following respective meanings:

          1.1  "Affiliate" of a Person means any other Person that controls, is
                ---------
controlled by, or is under common control with, such Person.

          1.2  "Closing" shall mean the date of the initial sale of shares of
                -------
the Company's Series C Preferred Stock pursuant to the Series C Subscription Agreement.

          1.3  "Commission" shall mean the Securities and Exchange Commission or
                ----------
any other federal agency at the time administering the Securities Act.

          1.4  "Common Stock" shall mean, collectively, the Company's Common
                ------------
Stock, $.001 par value per share, and Nonvoting Common Stock, $.001 par value per share.

          1.5  "Convertible Preferred" shall mean, collectively, the Series A
                ---------------------
Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

          1.6  "Exchange Act" shall mean the Securities Exchange Act of 1934 (or
                ------------
any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          1.7  "Initiating Holders" shall mean holders of Registrable Securities
                ------------------
representing, in the case of a Long-Form Registration, not less than 25% of the then-outstanding Registrable Securities and, in the case of a Short-Form Registration, not less than 10% of the then-outstanding Registrable Securities.

          1.8  "Investor Stock" shall mean (i) shares of Common Stock owned by
                --------------
the Investors or any transferee thereof; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock), warrants, options or other securities of the Company owned by the Investors or any transferee thereof; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

          1.9  "Management Stock" shall mean (i) those shares of Common Stock
                ----------------
owned by any Management Holder or any Permitted Transferee (other than shares issued prior to the date hereof which such Management Holder has not otherwise agreed are subject to this Agreement), (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any options or other securities of the Company owned by the Management Holders; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

          1.10 "Permitted Transferee" shall mean, (i) with respect to a
                --------------------
Management Holder, a member of such Management Holder's immediate family, a trust established for the benefit of members of such Management Holder's immediate family, or a transferee of such Management Holder by will or the laws of intestate succession, and (ii) with respect to a holder of Investor Stock, any Affiliate of such Stockholder or any partner, shareholder or other equity owner of such Stockholder.

          1.11 "Person" shall mean any individual, partnership, corporation,
                ------
limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          1.12 "Qualified Public Offering" shall mean an underwritten public
                -------------------------
offering of Common Stock resulting in proceeds to the Company of not less than $50.0 million (prior to expenses and underwriting commissions) and at an offering price per share equal to at least $12.00 (as appropriately adjusted for future stock splits, stock dividends, recapitalizations and similar transactions affecting the Common Stock).

          1.13 "Registrable Securities" shall mean the Investor Stock; provided,
                ----------------------
however, that Registrable Securities shall not include any shares of Investor Stock that have previously been sold pursuant to an effective registration statement under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

          1.14 The terms "registers," "registered" and "registration" shall
                          ---------    ----------       ------------
refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.15 "Registration Expenses" shall mean all expenses incurred in
                ---------------------
effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

          1.16 "Rule 144" shall mean Rule 144 as promulgated by the Commission
                --------
under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          1.17 "Securities Act" shall mean the Securities Act of 1933 (or any
                --------------
similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          1.18 "Selling Expenses" shall mean all underwriting discounts and
                ----------------
selling commissions applicable to the sale of Registrable Securities.

          1.19 "Series A Preferred Stock" shall mean the Company's Series A
                ------------------------
Preferred Stock, $.001 par value per share.

          1.20 "Series B Preferred Stock" shall mean, collectively, the
                ------------------------
Company's Series B-1 Preferred Stock, $.001 par value per share, and Series B-2 Preferred Stock, $.001 par value per share.

          1.21 "Series C Preferred Stock" shall mean, collectively, the
                ------------------------
Company's Series C-1 Preferred Stock, $.001 par value per share, and Series C-2 Preferred Stock, $.001 par value per share.


                                  ARTICLE II

                              REGISTRATION RIGHTS

          2.1  Demand Registrations.
               --------------------

          (a)  Request for Registration.  At any time or times after the
               ------------------------
effective date of the first registration statement filed by the Company under the Securities Act, the Initiating Holders may require that the Company effect a registration under the Securities Act (i) in the case of a requested registration on Form S-1 or any similar form (a "Long Form Registration"), with
                                                 ----------------------
respect to at least ten percent (10%) of the Registrable Securities then outstanding, or (ii) in the case of a requested registration on Form S-3 or any similar form, if available (a "Short-Form Registration"), with respect to
                               -----------------------
Registrable Securities with an anticipated offering price of $5,000,000 or more (each a "Demand Registration"). Upon receipt of written notice of such demand,
         -------------------
the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities specified in such demand, together with all Registrable Securities of any other holder of Registrable Securities joining in such demand as are specified in a written request received by the Company within twenty (20) days after delivery of the Company's notice.

          (b)  Deferral of Demand Registration.  The Company shall file a
               -------------------------------
registration statement with respect to each Demand Registration requested pursuant to Section 2.1 (a) as soon as practicable after receipt of the demand of the Initiating Holders; provided, however, that if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company in that such registration would interfere with a proposed primary registration of securities by the Company or any other material corporate transaction and the Board of Directors concludes, as a result, that it is advisable to defer the filing of such registration statement at such time (as evidenced by an appropriate resolution of the Board), then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided, however, that (x) the Company may not defer the filing for a period of more than one hundred eighty
(180) days after receipt of the demand of the Initiating Holders, (ii) the Company shall not exercise its right to defer a Demand Registration more than once, and (iii) if the Company undertakes a primary registration following an exercise of its deferral right, the holders of Registrable Securities shall have "piggyback" rights under Section 2.2 hereof with respect to not less than one-third (1/3) of the number of shares of Common Stock to be sold in such offering.

          (c)  Underwriting.  If the Initiating Holders intend to distribute the
               ------------
Registrable Securities covered by a Demand Registration by means of an underwriting, they shall so advise the Company as a part of their demand made pursuant to Section 2.1 and the Company shall include such information in its written notice to holders of Registrable Securities. The Initiating Holders shall have the right to select the managing underwriter(s) for an underwritten Demand Registration, subject to the approval of the Company's Board of Directors (which will not be unreasonably withheld or delayed). The right of any holder of Registrable Securities to participate in an underwritten Demand Registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof, and the Company and such holders will enter into an underwriting agreement in customary form.

          (d)  Priorities.  The holders of Registrable Securities will have
               ----------
absolute priority over any other securities included in a Demand Registration. If other securities are included in any Demand Registration that is not an underwritten offering, all Registrable Securities included in such offering shall be sold prior to the sale of any of such other securities. If other securities are included in any Demand Registration that is an underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof, the Company will include in such registration all Registrable Securities requested to be included therein prior to the inclusion of any other securities. If the number of Registrable Securities requested to be included in such registration exceeds the amount of securities which in the opinion of such underwriter can be sold without adversely affecting the marketability of such offering, such Registrable Securities shall be included pro rata among the holders thereof based on the percentage of the outstanding Common Stock held by each such Stockholder (assuming the conversion of the Convertible Preferred and the exercise of all options, warrants and similar rights held by such Stockholder).

          2.2  Piggyback Registrations
               -----------------------

          (a)  Request for Inclusion.  If the Company shall determine to
               ---------------------
register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8) which permits the inclusion of Registrable Securities (a "Piggyback
                                                               ---------
Registration"), the Company will promptly give each holder of Registrable
------------
Securities written notice thereof and, subject to Section 2.2(c), shall include in such registration all the Registrable Securities requested to be included therein pursuant to the written requests of holders of Registrable Securities received within twenty (20) days after delivery of the Company's notice.

          (b)  Underwriting.  If the Piggyback Registration relates to an
               ------------
underwritten public offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          (c)  Priorities.  If such proposed Piggyback Registration is an
               ----------
underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering without adversely affecting the marketability thereof, except as provided in Section 2.1(b), any securities to be sold by the Company in such offering shall have priority over any Registrable Securities, and the Registrable Securities to be sold in such offering shall have priority over any other securities. In the event that less than all the Registrable Securities proposed to be sold are included in such registration as a result of the priorities set forth in this Section 2.2(c), the number of shares to be included by a holder of Registrable Securities in such registration shall be reduced pro rata on the basis of the percentage of the outstanding Common Stock held by such Stockholder (assuming the conversion of the Convertible Preferred and the exercise of all options, warrants and similar rights held by such Stockholder) and all other holders exercising similar registration rights. The Company shall not grant any registration rights that entitle the holders of other securities to any priority over the Registrable Securities in any Piggyback Registration without the prior consent of the holders of a majority or more of the then-outstanding Registrable Securities.

          2.3  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with up to two Long-Form Registrations and all Short-Form and Piggyback Registrations shall be borne by the Company; provided, however, that
(x) no registration shall count as one of the Company-paid Long Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included therein, and (y) the holders of Registrable Securities shall be entitled to additional Long-Form Registrations so long as such holders agree to bear all Registration Expenses associated therewith. All Selling Expenses relating to Registrable Securities included in any Demand or Piggyback Registration shall be borne by the holders of such securities pro rata on the basis of the number of shares sold by them.

          2.4  Registration Procedures.  In the case of each registration
               -----------------------
effected by the Company pursuant to this Article II, the Company will keep each holder of Registrable Securities advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) cause such registration to be declared effective by the Commission and, in the case of a Demand Registration, keep such registration effective for a period of one hundred eighty (180) days or until the holders of Registrable Securities included therein have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be requested by the holders of Registrable Securities; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

          (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Securities from time to time may reasonably request;

          (e) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (f) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

          (g) provide a transfer agent and registrar for all Registrable Securities covered by such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (i) in connection with any underwritten Demand Registration, the Company will enter into an underwriting agreement reasonably satisfactory to the Initiating Holders containing customary underwriting provisions, including indemnification and contribution provisions.

          2.5  Indemnification.
               ---------------

          (a) The Company will indemnify each holder of Registrable Securities, each of such holder's officers, directors, partners, agents, employees and representatives, and each person controlling such holder within the meaning of
Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article II, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Securities and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each holder of Registrable Securities included in any registration effected pursuant to this Article II shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, each other participating holder of Registrable Securities and each of their officers, directors and partners, and each person controlling such holders, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by such holder of Registrable Securities; provided, however, that (x) no holder of Registrable Securities shall be liable hereunder for any amounts in excess of the net proceeds received by such holder pursuant to such registration, and (y) the obligations of such holder of Registrable Securities hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent has not been unreasonably withheld).

          (c) Each party entitled to indemnification under this Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide
      -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom through counsel approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute amounts in excess of the amounts that such holder would have been required to pay pursuant to the indemnification provisions of this Section 2.5 (assuming such provisions were enforceable).

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          2.6  Other Obligations.  With a view to making available the benefits
               -----------------
of certain rules and regulations of the Commission that may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

          (a) after its initial registration under the Securities Act, exercise best efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

          (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of the holder of such Registrable Securities, remove any restrictive legend from the certificates evidencing such securities at no cost to such holder;

          (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after ninety (90) days following its initial registration under the Securities Act;

          (d) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

          (e) furnish any holder of Registrable Securities upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a holder of Registrable Securities to sell any such securities without registration.

          2.7  Hold-Back Agreements.  If requested by the Company or any
               --------------------
underwriter of Common Stock of the Company, a holder of Registrable Securities shall not sell or otherwise transfer or dispose of any Common Stock (other than pursuant to such registration) during (a) in the case of the Company's initial public offering of Common Stock for its own account, the one hundred eighty
(180) day period following the effective date of such registration statement, and (b) in the case of all subsequent registrations of the Company's Common Stock, the ninety (90) day period following the effective date of such registration statement; provided, however, that if holders of Management Stock are subjected to hold-back restrictions of shorter duration, such shorter periods shall apply to holders of Registrable Securities. The obligations described in this Section 2.7 shall not apply to a registration on Form S-4 or Form S-8 or similar forms which may be promulgated in the future and, except in the case of the Company's initial public offering, shall not apply to a holder of Registrable Securities representing less than one percent (1%) of the then-outstanding Common Stock.

          2.8  Termination of Registration Rights.  The right of any holder of
               ----------------------------------
Registrable Securities to request inclusion of Registrable Securities in any registration pursuant to this Article II shall terminate when (i) all Registrable Securities beneficially owned by such holder of Registrable Securities may immediately be sold under Rule 144(k), and (ii) the Company's Common Stock is listed on a national securities exchange or traded in The Nasdaq Stock Market; provided, however, that the provisions of this Section 2.8 shall not apply to any holder of Registrable Securities representing more than two percent (2%) of the then-outstanding Common Stock.


                                  ARTICLE III

                             TRANSFER RESTRICTIONS

          3.1  Prohibition on Transfer.  No Stockholder shall sell, transfer,
               -----------------------
assign, pledge or otherwise dispose of any interest in any Common Stock (a "Transfer") other than in compliance with this Article III. Each Stockholder
 --------
agrees not to consummate any Transfer (other than a Transfer to a Permitted Transferee pursuant to Section 3.4) until the expiration of a 30-day period (the "Election Period") following
 ---------------
delivery by such Stockholder of a Sale Notice pursuant to Section 3.2 or an Offer Notice pursuant to Section 3.3, as applicable.

          3.2  Right of First Refusal.  If at any time a Management Holder
               ----------------------
receives a bona fide offer from any person to purchase shares of Common Stock held by such Management Holder (a "Third-Party Offer"), such Management Holder
                                   -----------------
shall cause such Third-Party Offer to be reduced to writing and shall notify the Company and each holder of Investor Stock of such Management Holder's desire to accept the Third-Party Offer. The Management Holder's notice (the "Sale
                                                                    ----
Notice") shall contain an irrevocable offer to sell such Common Stock to the
------
Company at a purchase price equal to the price contained in, and on the same terms and conditions of, the Third-Party Offer and shall be accompanied by a true copy of the Third-Party Offer (which shall identify the offeror). At any time within 20 days after the date of receipt by the Company of the Sale Notice, the Company shall have the right, exercisable by delivery of written notice to the transferring Stockholder, to purchase all or any portion of the Common Stock covered by the Sale Notice at the same price and on the same terms and conditions as the Sale Notice. In the event that the Company does not elect to acquire all of the Common Stock specified in the Sale Notice, each holder of Investor Stock shall have the right, exercisable by delivery of written notice to the transferring Stockholder prior to the expiration of the Election Period, to purchase all or any portion of its pro rata share (equal to such electing Stockholder's percentage interest in the outstanding Investor Stock) of the remaining shares covered by the Sale Notice. The Company or the holders of Investor Stock may pay cash to the selling Management Holder equal in amount to the fair market value of any non-cash consideration offered in the Third-Party Offer. If the Company and/or the holders of Investor Stock have not notified the selling Management Holder in writing of their election to purchase all shares of such Common Stock as set forth herein prior to the expiration of the Election Period, the selling Management Holder may within 60 days thereafter sell the balance of such Common Stock not purchased by the Company and/or the holders of Investor Stock on the terms set forth in the original Third-Party Offer. Any Management Stock covered by the Third Party Offer that is not so transferred during such 60-day period shall again be subject to this Section 3.2.

          3.3  Right of First Offer.  Prior to any Transfer of Investor Stock,
               --------------------
the transferring Stockholder shall deliver a written notice (the "Offer Notice")
                                                                  ------------
to the Company and the other holders of Investor Stock disclosing in reasonable detail the number of shares of Investor Stock proposed to be transferred (the "Offered Shares") and the terms and conditions of such proposed Transfer. Each
---------------
other holder of Investor Stock shall have the right, exercisable by delivery of written notice to the transferring Stockholder within 20 days after delivery of the Offer Notice, to purchase all (but not less than all) of its pro rata share (equal to such electing holder's percentage interest in the outstanding Investor Stock) of the Offered Shares on the terms and conditions set forth in the Offer Notice. In the event that any holder of Investor Stock declines to exercise its right of first offer, the remaining unpurchased portion of the Offered Shares shall be reoffered to the electing holders of Investor Stock on a pro rata basis until the expiration of the Election Period. To the extent that the holders of Investor Stock have not elected to purchase all of the Offered Shares prior to the expiration of the Election Period, the transferring Stockholder may, within 90 days after the expiration of the Election Period, Transfer such Offered Shares to one or more third parties at a price not less than 95% of the price per share specified in the Offer Notice. Any Offered Shares not transferred during such 90-day period shall again be subject to the provisions of this
Section 3.3 upon subsequent Transfer.

          3.4  Exempt Transactions.  The restrictions set forth in this Article
               -------------------
III shall not apply to Transfers of Management Stock or Investor Stock to a Permitted Transferee of the transferring Stockholder; provided, however, that such Permitted Transferee shall agree in writing to be bound by such restrictions in connection with subsequent Transfers.

          3.5  Repurchase Restrictions.  In the event of termination of a
               -----------------------
Management Holder's employment with the Company and its subsidiaries for any reason, the Company shall have the right, exercisable by written notice to the Management Holder at any time prior to the expiration of a 30-day period following such termination of employment, to repurchase all or any portion of the Management Stock held by such Management Holder and its Permitted Transferees at a cash price per share equal to the fair market value of the Common Stock as determined in good faith by the Company's Board of Directors as of the date of termination or, in the case of Management Stock that is subject to vesting or similar restrictions at the time of termination, at the Management Holder's original purchase price for such shares of Management Stock. The closing of the repurchase of Management Stock shall occur within 90 days of termination of the Management Holder's employment or such longer period of time determined by the Company in good faith to be necessary to avoid the loss of "qualified small business stock" treatment under Section 1202 of the Internal Revenue Code for any Stockholder other than the terminated Management Holder.


                                  ARTICLE IV

                           COVENANTS OF THE COMPANY

          The Company hereby covenants and agrees, so long as any Registrable Securities are outstanding, as follows:

          4.1  Basic Financial Information.  The Company will furnish the
               ---------------------------
following reports to each holder of Registrable Securities:

          (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

          (b) As soon as practicable after the end of each quarterly accounting period in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flow of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the chief financial officer of the Company, except that such statements need not contain the notes required by generally accepted accounting principles.

          (c) As soon as practicable after the end of each monthly accounting period and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such month and consolidated statements of income and of cash flow of the Company and its subsidiaries, if any, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by the chief financial officer of the Company, except that (x) such statements need not contain the notes required by generally accepted accounting principles, and (y) with respect to any non-U.S. subsidiary of the Company that has been a subsidiary of the Company for less than nine months, the Company shall be obligated only to use its best efforts to include such subsidiary in such consolidated financial statements.

          4.2  Additional Information Rights.
               -----------------------------

          (a) The Company will permit each holder of Registrable Securities representing at least five percent (5%) of the fully-diluted Common Stock (a "Significant Holder"), to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request. For purposes of the definition of Significant Holder, BCI Growth V, L.P., BCI Investors, LLC and First Union Investors, Inc. shall be considered a single holder and the stock holdings of such entities shall be aggregated.

          (b)  The Company will deliver the reports described below in this
Section 4.2(b) to each Significant Holder:

               (i) Annually (but in any event at least thirty (30) days prior to the commencement of each fiscal year of the Company) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include an operating budget for such fiscal year and an updated five-year strategic plan for the Company.

               (ii) Concurrently with delivery thereof, copies of all reports and other written material submitted to the Board of Directors (subject to such reasonable confidentiality policies and procedures as the Board of Directors may adopt in good faith from time to time).

                (iii) As soon as practicable after delivery thereof, copies of any reports or communications delivered to the financial community, including all press releases.

          (c) Each Significant Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 4.2; provided, however, that an Investor shall not be prohibited from using any such information for the sole purpose of generating and delivering portfolio valuation information to its investors.

          4.3   Prompt Payment of Taxes, etc. The Company will promptly pay and
                -----------------------------
discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto; and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will promptly pay or cause to be paid when due, in conformance with customary trade terms, all other obligations incident to the operations of the Company.

          4.4   Maintenance of Properties and Leases.  The Company will keep its
                ------------------------------------
properties and those of its subsidiaries, if any, in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries will at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operations of the Company.

          4.5   Insurance.  The Company will keep its assets and those of its
                ---------
subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          4.6   Accounts and Records.   The Company will keep true records and
                --------------------
books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

          4.7   Independent Accountants.  The Company will retain a "Big Five"
                -----------------------
national accounting firm as its independent public accountants who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected are terminated, the Company will promptly thereafter notify the holders of Investor Stock and will request the firm of independent public accountants whose services are terminated to deliver to the Investors a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another "Big Five" national accounting firm as its independent public accountants. In its notice to the holders of Investor Stock the Company shall state whether the change of accountants was recommended or approved by the Board of Directors of the Company or any committee thereof.

          4.8   Compliance with Laws. The Company and all its subsidiaries shall
                --------------------
duly observe and conform to all applicable laws and valid requirements of governmental authorities relating to the conduct of their businesses or to their properties or assets.

          4.9   Maintenance of Corporate Existence. etc.  The Company shall
                ---------------------------------------
maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of their business.

          4.10  Preemptive Rights. In the event that the Company proposes to
                -----------------
issue any Common Stock or any other equity securities, the Company shall give not less than 30 days' prior written notice to the Investors setting forth the terms and conditions of such proposed issuance (the "Issuance Notice"). The
                                                     ---------------
Investors shall have the preemptive right to purchase up to 80% of the securities so offered on the terms and conditions set forth in the Issuance Notice by giving written notice to the Company within fifteen days after receipt of the Issuance Notice (the "Preemptive Election Period"). Each electing
                             --------------------------
Investor shall have the right to purchase all or any portion of its pro rata share of the offered securities (determined by dividing such Investor's percentage interest in the Common Stock on a fully-diluted basis by the aggregate percentage interest of all electing Investors and multiplying such quotient by 80% of the offered securities); provided, however, that if any Investor declines to exercise its preemptive right in full, the remaining electing Investors shall be entitled to purchase such Investor's unpurchased portion of the offered securities on a pro rata basis. The Company may issue and sell all offered securities not purchased by the Investors on the terms and conditions set forth in the issuance Notice within 90 days after the expiration of the Preemptive Election Period; provided, however, that any offered securities not sold within such 90 day period or any offered securities that are proposed to be sold on terms and conditions less favorable to the Company than those set forth in the Issuance Notice shall again be subject to the procedure set forth in this Section 4.10 prior to issuance. The provisions of this
Section 4.10 shall not apply to any Permitted Issuance (as defined in Section 6 of Article Four of the Company's Certificate of Incorporation, as amended) or any issuance of equity securities for non-cash consideration to non-Affiliates of the Company. For purposes of this Section 4.10, an Investor and its Affiliates shall be deemed to be one person, and an Investor may assign its rights pursuant to this Section 4.10 to one or more of such Affiliates, subject only to compliance with applicable securities laws.

          4.11  Directed Share Program.  In connection with the Company's
                ----------------------
initial public offering of Common Stock, to the extent permitted by applicable laws and the rules and regulations of the Commission, the Company will set aside not less than 5.0% of the securities proposed to be offered to the public for purchase by holders of Investor Stock, which holders shall be entitled to subscribe for such securities on a pro rata basis (determined by dividing each participating holder's percentage interest in the fully-diluted Common Stock by the aggregate percentage interest of all participating holders).

          4.12   Issuance of Management Stock.   The Company shall not issue
                 ----------------------------
any shares of Common Stock to its officers or employees unless such persons agree in writing to be bound by the provisions hereof as a Management Holder.

          4.13   Investment Company Act.  The Company shall conduct its
                 ----------------------
operations such that it does not become subject to regulation as an "investment company" as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.


                                   ARTICLE V

                             CORPORATE GOVERNANCE


          5.1    Board of Directors.
                 ------------------

          (a) Concurrently with the Closing and at all times thereafter, each Stockholder agrees to vote all securities of the Company over which such Stockholder has voting control and to take all other necessary or desirable actions within its control (whether as a stockholder, director or officer of the Company or otherwise, and including without limitation attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

                 (i) the Company shall have a Board of Directors comprised of no more than ten members;

                 (ii)  the following persons shall be elected to the Board of
          Directors:

                       (A) The Company's chief executive officer at such time as a chief executive officer is appointed by the Board (the "Management Director");
           -------------------

                       (B) Three representatives designated by the holders of the outstanding Series C-1 Preferred Stock, one of which shall be designated by Providence Equity Partners, L.P., one of which shall be designated by BCI Growth V, LLC and one of which shall be designated by Norwest Equity Partners, LLC, in each case so long as such Investor and/or its Affiliates continue to constitute a Significant Holder (the "Series C Directors");
           ------------------

                       (C) Four representatives designated by the holders of the outstanding Series A Preferred Stock and Series B-1 Preferred Stock, one of which shall be designated by Centennial Fund VI, L.P., one of which shall be designated by Telecom Partners II, L.P., one of which shall be designated by Verio Inc., and one of which shall be designated by

          HarbourVest International Private Equity Partners III-Direct Fund L.P., in each case so long as such Investor and/or its Affiliates continue to constitute a Significant Holder (together with the Series C Directors, the "Investor Directors"); and
                            ------------------

                       (D) Two independent directors selected by the Board of Directors and approved by the Board and the holders of a majority of the outstanding Investor Stock (the "Outside Directors"), such
                                               -----------------
          approval not to be unreasonably withheld.

               (iii) in the event that any director for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a majority vote of the Stockholders entitled to elect such director as provided in this
          Section 5.1; and

               (iv) if the Stockholders fail or cease to be entitled to designate a representative to fill a directorship pursuant to the terms of this Section 5.1, the election of such director shall be accomplished, in the case of a Series C Director, by vote of the holders of Series C-1 Preferred or, in the case of any other Investor Director, by the holders of Series A and Series B-1 Preferred, in each case in accordance with the Company's certificate of incorporation and bylaws and applicable law.

          (b) To the extent that such Stockholder does not have a representative on the Board of Directors, each Significant Holder shall have the right to designate a non-voting observer (an "Observer") to attend all meetings
                                              --------
of the Board.

          (c) To the extent that any provision of the Company's certificate of incorporation or by-laws is inconsistent with the provisions of this Agreement, the Stockholders agree to take all actions necessary to effect such amendments to the certificate of incorporation or by-laws as may be necessary and appropriate to give full effect to the provisions of this Agreement. The Company and the Stockholders further agree, promptly following the execution of this Agreement, to take all steps necessary to amend the Company's certificate of incorporation to increase the number of authorized shares of Series C-2 Preferred Stock to 6,000,000 shares and thereafter to take all necessary actions to amend the Company's certificate of incorporation to authorize additional shares of its capital stock from time to time to the extent required to satisfy conversion rights of the Convertible Preferred.

          5.2  Meetings of the Board.   The Board of Directors will meet at
               ---------------------
least four times each year in accordance with an agreed-upon schedule.

          5.3  Committees.   The Board of Directors shall maintain an audit,
               ----------
nominating and compensation committees and shall delegate to such committees those duties and powers as are customarily performed by committees of such type. The audit committee shall not include any representatives of the Company's management.

          5.4  Reimbursement of Expenses.  The reasonable travel expenses of
               -------------------------
each Investor Director or Observer incurred in attending or observing Board or committee meetings shall be reimbursed by the Company.


                                  ARTICLE VI

                                 MISCELLANEOUS

          6.1  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and performed entirely in Delaware. Without limiting the foregoing, the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

          6.2  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          6.3  Entire Agreement: Amendment and Waiver.  This Agreement and the
               --------------------------------------
Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of at least two-thirds of the outstanding Investor Stock, and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders. Notwithstanding the foregoing, no amendment to Section 5.1(a)(ii)(B) or (C) of this Agreement that adversely affects an Investor's right to designate an Investor Director shall be effective without the consent of the affected Investor. Notwithstanding any other provision of this Agreement, in no event shall any vote or consent otherwise required hereunder of any holder (as such) of nonvoting securities of the Company that is subject to the Bank Holding Company Act of 1956, as amended, and the regulations thereunder be so required (i) unless the matter subject to such vote or consent would "significantly and adversely affect the rights or preferences of the security or interest" of such holder, as such terms are used in Section 225.2(q)(2)(i) of Regulation Y of the Board of Governors of the Federal Reserve System or (ii) if the requirement for such vote or consent would be to cause the shares of Series B-2 Preferred or Series C-2 Preferred held by such holder to be considered "voting securities" for purposes of Regulation Y.

          6.4  Notices, etc.  All notices and other communications required or
               -------------
permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally addressed by hand or special courier (a) if to a Stockholder, to the address reflected in the Company's stock ledger, or at such other address as such Stockholder shall have furnished to the Company in writing, or (b) if to the Company, at 12100 Sunset Hills Road, Reston, Virginia 20190, ATTN: General Counsel or at such other address as the Company shall have furnished to each Stockholder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing and (ii) if delivered, upon delivery.

          6.5   Delays or Omissions.  No delay or omission to exercise any
                -------------------
right, power or remedy accruing to any Stockholder under this Agreement shall impair any such right, power or remedy of such Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Stockholder of any breach or default under this Agreement or any waiver on the part of any Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

          6.6   Severability. Unless otherwise expressly provided herein, a
                ------------
Stockholder's rights hereunder are several rights, not rights jointly held with any of the other Stockholders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.7   Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          6.8   Termination.  The provisions of this Agreement (other than
                -----------
Article II hereof) shall terminate upon consummation of a Qualified Public Offering. The provisions of Article II shall terminate on the tenth anniversary of the date hereof.

          6.9   Specific Enforcement.  Any holder of Investor Stock shall be
                --------------------
entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for a breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement effective as of the day and year first above written.

                                 VIA NET WORKS, INC.


                                 By:  /s/ David D'Ottavio
                                      ----------------------------------
                                 Name:   David D'Ottavio
                                         -------------------------------
                                 Title:  President
                                         -------------------------------


                                 INVESTORS:

                                 CENTENNIAL FUND VI, L.P.

                                 By:  Centennial Holdings VI, LLC
                                 Its  General Partner


                                 By:  /s/ Steven C. Halstedt
                                      ----------------------------------
                                 Name:   Steven C. Halstedt
                                         -------------------------------
                                 Title:  Managing Principal
                                         -------------------------------


                                 CENTENNIAL FUND V, L.P.

                                 By:  Centennial Holdings V, L.P.
                                 Its  General Partner


                                 By:  /s/ Steven C. Halstedt
                                      ----------------------------------
                                 Name:   Steven C. Halstedt
                                         -------------------------------
                                 Title:  General Partner
                                         -------------------------------


                                 CENTENNIAL HOLDINGS I, LLC


                                 By:  /s/ Steven C. Halstedt
                                      ----------------------------------
                                 Name:   Steven C. Halstedt
                                         -------------------------------
                                 Title:  President & CEO
                                         -------------------------------

                                 CENTENNIAL ENTREPRENEURS FUND V, L.P.

                                 By:  Centennial Holdings V, L.P.
                                 Its  General Partner


                                 By: /s/ Steven C. Halstedt
                                    ------------------------------------
                                 Name: Steven C. Halstedt
                                      ----------------------------------
                                 Title: General Partner
                                      ----------------------------------

                                 TELECOM PARTNERS II, L.P.

                                 By:  Telecom Management II, LLC
                                 Its  General Partner


                                 By: /s/ Mark D. Adolph
                                     -----------------------------------
                                 Name: Mark D. Adolph
                                      ----------------------------------
                                 Title: CFO
                                       ---------------------------------


                                 NORWEST VENTURE PARTNERS VI, L.P.

                                 By: Itasca VC Partners VI, LLP

                                 By: /s/ John P. Whaley
                                     -----------------------------------
                                 Name: John P. Whaley
                                      ----------------------------------
                                 Title: Partner
                                       ---------------------------------


                                 NORWEST EQUITY CAPITAL, LLC

                                 By:  Itasca NEC, L.L.C.
                                 Its  Managing Member


                                 By: /s/ John P. Whaley
                                    ------------------------------------
                                 Name: John P. Whaley
                                      ----------------------------------
                                 Title: Member
                                       ---------------------------------

                                 VERIO INC.


                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                 SIS INTERNATIONAL HOLDING, INC.


                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                        --------------------------------


                                 CHASE EQUITY ASSOCIATES


                                 By: /s/ Mitchell Blutt, MD
                                    ------------------------------------
                                 Name: Mitchell Blutt, MD
                                      ----------------------------------
                                 Title: Executive Partner
                                       ---------------------------------


                                 MILLENNIAL HOLDINGS LLC


                                 By: /s/ Laura I. Beller
                                    ------------------------------------
                                 Name: Laura I. Beller
                                      ----------------------------------
                                 Title: Managing Member
                                       ---------------------------------


                                 BESSEMER VENTURE INVESTORS L.P.

                                 By:  Deer IV & Co. LLC


                                 By: /s/ Robert H. Buescher
                                    ------------------------------------
                                 Name:   Robert H. Buescher
                                 Title:  Manager


                                 BESSEMER VENTURE PARTNERS IV L.P.

                                 By:  Deer IV & Co. LLC


                                 By: /s/ Robert H. Buescher
                                    ------------------------------------
                                 Name:   Robert H. Buescher
                                 Title:  Manager

                                 BESSEC VENTURES IV L.P.

                                 By:  Deer IV & Co. LLC


                                 By: /s/ Robert H. Buescher
                                    ------------------------------------
                                 Name:   Robert H. Buescher
                                 Title:  Manager


                                 HARBOURVEST INTERNATIONAL PRIVATE
                                   EQUITY PARTNERS III - DIRECT FUND L.P.

                                 By:  HIPEP III-Direct Associates L.L.C.
                                 Its  General Partner

                                 By:  HarbourVest Partners, LLC
                                 Its  Managing Member


                                 By: /s/ William A. Johnston
                                    ------------------------------------
                                 Name: William A. Johnston
                                      ----------------------------------
                                 Title: Managing Director
                                       ---------------------------------


                                 CRESCENDO WORLD FUND, LLC

                                 By:  Crescendo Ventures World Fund, LLC
                                 Its  Managing Member


                                 By: /s/ Jeffrey R. Tolletson
                                    ------------------------------------
                                 Name: Jeffrey R. Tolletson
                                      ----------------------------------
                                 Title: General Partner
                                       ---------------------------------


                                 EAGLE VENTURES WF, LLC


                                 By: /s/ Jeffrey R. Tolletson
                                    ------------------------------------
                                 Name: Jeffrey R. Tolletson
                                      ----------------------------------
                                 Title: General Partner
                                       ---------------------------------

                                 BOSTON MILLENNIA PARTNERS LIMITED
                                   PARTNERSHIP

                                 By:  Glen Partners Limited Partnership
                                 Its  General Partner


                                 By: [SIGNATURE ILLEGIBLE]
                                    ------------------------------------
                                 General Partner


                                 BOSTON MILLENNIA ASSOCIATES I
                                   PARTNERSHIP


                                 By: [SIGNATURE ILLEGIBLE]
                                    ------------------------------------
                                 General Partner


                                 RHO MANAGEMENT TRUST I

                                 By: Rho Management Company, Inc., Investment Advisor

                                 By: [SIGNATURE ILLEGIBLE]
                                    ------------------------------------
                                 General Partner


                                 CITIZENS CAPITAL, INC.


                                 By: Robert E. Garrow
                                    ------------------------------------
                                 Vice President


                                 CHESTNUT INVESTMENT ASSOCIATES 1998


                                 By: Albert A. Holman III
                                    ------------------------------------
                                 General Partner

                                 FIMA FINANCIAL MANAGEMENT INC.


                                 By: /s/ N. Peter Ruys
                                    ------------------------------------
                                 Name: N. Peter Ruys
                                      ----------------------------------
                                 Title: Director
                                       ---------------------------------


                                 /s/ Josef von Rickenbach
                                 ---------------------------------------
                                 Josef von Rickenbach

                                 /s/ Joshua B. Tanzer
                                 ---------------------------------------
                                 Joshua B. Tanzer

                                 /s/ Allyn C. Woodward, Jr.
                                 ---------------------------------------
                                 Allyn C. Woodward, Jr.

                                 /s/ Leon Seynave
                                 ---------------------------------------
                                 Leon Seynave


                                 BCI GROWTH V, L.P.

                                 By:  Glenpointe Associates V, LLC
                                 Its  General Partner


                                 By: /s/ Stephen Eley
                                    ------------------------------------
                                 Name: Stephen Eley
                                      ----------------------------------
                                 Title: Managing Member
                                       ---------------------------------

                                 BCI INVESTORS, LLC


                                 By: /s/ Stephen Eley
                                    ------------------------------------
                                 Name: Stephen Eley
                                      ----------------------------------
                                 Title: Managing Member
                                       ---------------------------------

                                 PROVIDENCE EQUITY PARTNERS, L.P.

                                 By:  Providence Equity Partners LLC
                                 Its  General Partner


                                 By: /s/ Paul J. Salem
                                    ------------------------------------
                                 Name: Paul J. Salem
                                      ----------------------------------
                                 Title: Managing Director
                                       ---------------------------------


                                 PROVIDENCE EQUITY PARTNERS II, L.P.

                                 By:  Providence Equity Partners LLC
                                 Its  General Partner


                                 By: /s/ Paul J. Salem
                                    ------------------------------------
                                 Name: Paul J. Salem
                                      ----------------------------------
                                 Title: Managing Director
                                       ---------------------------------


                                 FIRST UNION INVESTORS, INC.


                                 By: /s/ Lee Hamrick III
                                    ------------------------------------
                                 Name: Lee Hamrick III
                                      ----------------------------------
                                 Title: SVP
                                       ---------------------------------